                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ______________________________


       Date of Report (Date of earliest event reported): February 23, 2006


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                   0-24626                56-1886527
 (State or other                (Commission             (IRS Employer
 jurisdiction of                File Number)          Identification No.)
 incorporation)

              201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.
                ------------

         On February 23, 2006, Cooperative Bankshares, Inc. (the "Company") issued a press release announcing that on February 22, 2006, the Board of Directors declared the 2006 first quarter dividend of $0.05 per share. The dividend is payable on April 17, 2006, to stockholders of record as of April 3, 2006.

         The full text of the Company's press release dated February 23, 2006, issued in connection with the announcement, is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

          (a)   Exhibits

                Number          Description
                ------          -----------
                99.1            Press Release dated February 23, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COOPERATIVE BANKSHARES, INC.


                                       /s/ Todd L. Sammons
                                       -----------------------------------------
                                       Todd L. Sammons
                                       Senior Vice President and Chief Financial
                                       Officer

Date:  February 23, 2006